Exhibit 99 JP MORGAN JP MORGAN HEALTHCARE HEALTHCARE CONFERENCE CONFERENCE January 14, 2020 January 12, 2022 Mark Walchirk Mark Walchirk President and CEO President and CEO

Safe Harbor Statement Cautionary Language Regarding Forward-Looking Statements This presentation contains, and our officers and representatives may from time to time make, certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, and the objectives and expectations of management. Forward-looking statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could” or “may.” Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Any number of factors could affect our actual results and cause such results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the following: the COVID-19 pandemic and measures taken in response thereto; our dependence on relationships with sales representatives and service technicians to retain customers and develop business; potential disruption of distribution capabilities, including service issues with third-party shippers; our dependence on suppliers to manufacture and supply substantially all of the products we sell; the risk of the products we sell becoming obsolete or containing undetected errors; adverse changes in supplier rebates; the risk that private label sales could adversely affect our relationships with suppliers; our dependence on positive perceptions of Patterson’s reputation; risks inherent in acquiring and disposing of assets or other businesses and the risks inherent in integrating acquired businesses; our ability to comply with restrictive covenants in our credit agreement; our dependence on leadership development and succession planning; the risk that our governing documents and Minnesota law may discourage takeovers and business combinations; the effects of the highly competitive and consolidating dental and animal health supply markets in which we compete; exposure to the risks of the animal production business, including changing consumer demand, the cyclical livestock market, and other factors outside our control; risks from the formation of GPOs, provider networks and buying groups that may shift purchasing decisions and place us at a competitive disadvantage; increases in over-the-counter sales and e-commerce options for companion animal products or sales of companion animal products from non-veterinarian sources; change and uncertainty in the health care industry, including the effects of health care reform; failure to comply with existing or future U.S. or foreign laws and regulations including those governing the distribution of pharmaceuticals and controlled substances; public concern over the abuse of opioid medication in the U.S.; failure to comply with health care fraud or other laws and regulations; litigation risks, including the diversion of management’s attention, the cost of defending against such actions, the possibility of damage awards or settlements, fines or penalties, or equitable remedies (including but not limited to the revocation of or non- renewal of licenses) and inherent uncertainty; failure to comply with evolving data privacy laws and regulations; tax legislation; the risks inherent in international operations, including currency fluctuations; risks associated with information systems and cyber-security attacks; disruptions from our enterprise resource planning system; and the risk of being required to record significant impairment charges if our Dental segment’s goodwill or other intangible assets become impaired. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive, accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. You should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in our most recent Form 10-K and information which may be contained in our other filings with the U.S. Securities and Exchange Commission, or SEC, when reviewing any forward-looking statement. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in our SEC filings, to be a complete discussion of all potential risks or uncertainties. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake any obligation to release publicly any revisions to any forward- looking statements whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 1 Non-GAAP Financial Measures The Reconciliation of GAAP to non-GAAP Measures table appearing behind the accompanying financial information is provided to adjust reported GAAP measures, namely operating income, other income (expense), net, income before taxes, income tax expense, net income, net income attributable to Patterson Companies, Inc. and diluted earnings per share attributable to Patterson Companies, Inc., for the impact of gains on investments, inventory donation charges, deal amortization, legal reserves and integration and business restructuring expenses along with the related tax effects of these items. The term “free cash flow” used in this presentation is defined as net cash used in operating activities less capital expenditures plus the collection of deferred purchase price receivables. In addition, the term “internal sales” used in this presentation represents net sales adjusted to exclude the impact of foreign currency, changes in product selling relationships, contributions from recent acquisitions and the extra week of selling results in the first quarter of fiscal 2022. Foreign currency impact represents the difference in results that is attributable to fluctuations in currency exchange rates the company uses to convert results for all foreign entities where the functional currency is not the U.S. dollar. The company calculates the impact as the difference between the current period results translated using the current period currency exchange rates and using the comparable prior period's currency exchange rates. The company believes the disclosure of net sales changes in constant currency provides useful supplementary information to investors in light of fluctuations in currency rates. Management believes that these non-GAAP measures may provide a helpful representation of the company’s performance and enable comparison of financial results between periods where certain items may vary independent of business performance. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. 2

We Are Patterson INDISPENSABLE PARTNER serving the dental and animal health markets in North America and the UK PURPOSE VISION VALUES We Are We are We will be the most PASSIONATE Patterson. indispensable We are partner for animal We Strengthen the FOCUSED and oral health People Who professionals, We are Keep Us and guiding them with PEOPLE-FIRST Our Animals bold solutions and Healthy We are a personal touch ALWAYS ADVANCING 3

Corporate Responsibility Commitment and Progress Increasing environmental & sustainability efforts • Setting targets for sustainability initiatives • Piloting use of electric vehicles for technical service fleet Committed to compliance • Invested in tools and systems to improve compliance function • Launched multiple AI-based training and auditing programs Shaping our culture • Continued focus on DE&I and Board diversity • Ongoing efforts to drive employee engagement Supporting our communities • Patterson Foundation funded by Patterson employees • More than $16 million awarded to 243 nonprofits over 20 years 4

Patterson Investment Opportunity ✓ Strong positions in attractive and growing end markets ✓ Compelling customer value proposition ✓ Proven track record of growth and execution ✓ Focused and experienced team ✓ Attractive dividend adds to overall investment yield ✓ Balance sheet flexibility to support strategic investment 5

Strong Positions in Healthy, Growing Markets DENTAL COMPANION ANIMAL PRODUCTION ANIMAL • Patient traffic generally back • COVID-19 accelerated pet • Processing plant capacity has to pre-pandemic levels adoption rates largely returned to pre- through 1H of FY22 pandemic levels as of 1H FY22 • More attentive pet owners • Continued strong demand increasing vet visits and • Continued emphasis on for infection control products spending per visit biosecurity and herd health • Practice modernization • Essential role of the • Global exports above recent driving equipment and Veterinarian 5-year average technology spending • Markets expected to improve • Believe recent growth • Expect market to return to as global demand for protein rates will moderate, but stable long-term growth and dairy remains strong remain above pre- consistent with pre- pandemic levels long term pandemic levels 6

Dynamic Environment Magnified Patterson’s Strengths INDISPENSABLE PARTNER OPERATIONAL FLEXIBILTY TO CUSTOMERS AND RESILIENCE • Product availability and responsiveness • Prioritized investment in Patterson sales of field sales and service team and service teams to support customers and drive growth • Comprehensive portfolio of products, systems and technology coupled with • Flexible cost base to adjust expenses to meet environment specialized support and resources • Focus on efficiency to support ongoing • Unparalleled service infrastructure profitable growth 7

Our Value Proposition Is Essential to Our Customers Dental Companion Animal Production Animal “I want to thank Patterson Dental, “While many veterinary teams “Patterson has been an and importantly, their local sales experienced deep frustration during the amazing partner to our and service team, for the attention pandemic, our practice enjoyed a business during the challenges and support given to my practice uniquely smooth experience thanks to the COVID pandemic has for the last 20 years. During the the unwavering support of our Patterson created. We feel extremely COVID crisis, they kept in team. People always say “you know who fortunate that Patterson has constant contact with my team to your true friends are when the going been our partner for years, ensure we could operate under gets tough.” Well I’m proud to say we and especially through the these unusual and difficult have found our true friends and pandemic” conditions.” partners.” Dr. Doug Groth, DVM Lindy O’Neal, DVM Dr. Calvin R. White, DDS, PC Cartage Veterinary Services Animal Medical Center 8

FY22 First Half Financial Highlights (FY22 1H ended 10/30/21) 1 Internal Sales vs. 1H FY21 Dental +11% Animal Health +16% Total Patterson +14% • Strong sales momentum across both business segments • Free cash flow has improved by $60 million over the prior year period • Returned $50M in cash to shareholders through dividends (1) The term “internal sales” used in this presentation represents net sales adjusted to exclude the impact of foreign currency, changes in product selling relationships, contributions from recent 9 acquisitions and the extra week of selling results in the first quarter of fiscal 2022.

FY22 Second Half Outlook TOPLINE GROWTH SUPPLY CHAIN 1 • Continued internal sales growth • Managing through ongoing supply chain momentum challenges and COVID-related labor pressures GROSS MARGIN FOCUS OPERATING MARGIN • Efficiencies resulting in lower OpEx • Improving product mix • Committed to driving YOY operating • Aligned incentives to gross margin margin improvement • Driving growth of private label products EARNINGS GROWTH 2 RAISED guidance range for adjusted EPS* to $2.00 - $2.10 per diluted share (*) Fiscal 2022 earnings guidance is provided on both a GAAP and non-GAAP adjusted basis in the appendix to this presentation (1) The term “internal sales” used in this presentation represents net sales adjusted to exclude the impact of foreign currency, changes in 10 product selling relationships, contributions from recent acquisitions and the extra week of selling results in the first quarter of fiscal 2022. (2) As of December 1, 2021

Capital Allocation Strategy Continue to invest Return cash to Consider strategic in core business to shareholders investments to drive operational through attractive accelerate future excellence and dividend growth and margin sales execution expansion 11

M&A Strategy Supported by Strong Balance Sheet Well positioned to accelerate our growth and profitability through accretive M&A Strategic Objectives Primary Financial Criteria • Deepens value proposition in • Accretive to EPS existing end markets • Enhances technology offering • Strong cash flows • Closes gaps in product portfolio or capabilities • Accelerates long term growth and • Builds scale in core business shareholder value 12

Total Shareholder Return Opportunity Opportunities for Accretive M&A FY19 – FY21 Attractive Average Dividend Dividend Yield Yield of 4.5% Significant Value Creation Potential Consistent Long FY19 – FY22 (Est.)* Term Annual EPS Adjusted EPS Growth CAGR = 13.6% * Estimated using adjusted EPS guidance range midpoint for FY22 as stated on December 1, 2021 13

Patterson Investment Opportunity ✓ Strong positions in attractive and growing end markets ✓ Compelling customer value proposition ✓ Proven track record of growth and execution ✓ Focused and experienced team ✓ Attractive dividend adds to overall investment yield ✓ Balance sheet flexibility to support strategic investment 14

THANK YOU

Appendix A-1

Fiscal 2022 Guidance On December 1, 2021, Patterson Companies, Inc. issued the following fiscal 2022 earnings guidance: • GAAP earnings are expected to be in the range of $1.69 to $1.79 per diluted share, compared to our prior guidance of $1.64 to $1.74 per diluted share. 1 • Non-GAAP adjusted earnings are expected to be in the range of $2.00 to $2.10 per diluted share, compared to our prior guidance of $1.95 to $2.05 per diluted share. 1 • Our non-GAAP adjusted earnings guidance excludes the after-tax impact of: o Gains on investments of approximately $65.4 million ($0.67 per diluted share). o Inventory donation charges of approximately $36.9 million ($0.37 per diluted share). o Deal amortization expenses of approximately $29.4 million ($0.30 per diluted share). o Legal reserves of approximately $27.5 million ($0.28 per diluted share). o Integration and business restructuring expenses of approximately $3.2 million ($0.03 per diluted share). Our guidance is for current operations as well as completed or previously announced acquisitions and does not include the impact of potential future acquisitions, dispositions or similar transactions, if any, or impairments and material restructurings beyond those previously publicly disclosed. Our guidance assumes North American and international market conditions remain consistent with current market conditions and that there are no material adverse developments associated with the pandemic. A-2

PATTERSON COMPANIES, INC. FREE CASH FLOW (In thousands) (Unaudited) Six Months Ended ($M) October 30, 2021 October 24, 2020 Net Cash Used In Operating Activities ($539) ($423) Additions to Property and Equipment ($16) ($14) Collection of Deferred Purchase Price Receivables $586 $409 Free Cash Flow* $31 ($28) * The term “free cash flow” used in this presentation is defined as net cash used in operating activities less capital expenditures plus the collection of A-3 deferred purchase price receivables.